EXHIBIT 99.2

Liquid Audio, Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Stephen V. Imbler is the Chief Financial Officer of Liquid Audio, Inc. (the “Company”).

2.	To the best of my knowledge:

A)	The Company’s annual report on Form 10-K accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 31, 2003

/s/ STEPHEN V. IMBLER
Stephen V. Imbler President, Chief Financial Officer and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.